UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Mark R. Manley

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2007

Date of reporting period: March 31, 2007

ITEM 1.    REPORTS TO STOCKHOLDERS.

2

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2007

Portfolio Manager Commentary

To Our Shareholders—May 1, 2007

This report provides management’s discussion of fund performance for the one portfolio of the Sanford C. Bernstein Fund, II, Inc. for the semi-annual reporting period ended March 31, 2007.

Investment Objective and Strategy

Bernstein Intermediate Duration Institutional Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality).

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities (ABS), mortgage related securities, bank loan debt, preferred stock, and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securities, in each case in developed or emerging-markets countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). Not more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 3 shows performance for the Portfolio compared with its benchmark, the Lehman Brothers Aggregate Bond Index, for the six- and 12-month periods ended March 31, 2007.

The Portfolio outperformed its benchmark for the six-month period and matched the benchmark’s performance for the 12-month period ended March 31, 2007. The Portfolio’s high-yield security selection and overweight position in commercial mortgage-backed securities (CMBS) detracted from performance during the six-month period, while the Portfolio’s hedged non-U.S. government, emerging market and bank loan holdings contributed to performance during the same period.

For the 12-month period, the Portfolio’s ABS and CMBS security selection and overweight position detracted from performance. During the same period, hedged non-U.S. government holdings in Japan, Mexico and Poland, an allocation to emerging markets debt, a Treasury/Agency underweight and corporate security selection all contributed positively to Portfolio performance.

Market Review and Investment Strategy

The U.S. Federal Reserve kept official rates on hold at 5.25% during the six-month period ended March 31, 2007. Yields fell at the short end of the yield curve while long-term yields rose slightly. Two-year yields lost 11 basis points to yield 4.58%, while the ten-year yield rose two basis points to end the period at 4.65%. Market volatility remained relatively subdued despite the limited spike in late February 2007 and early March 2007, due to concerns over subprime mortgage delinquencies. The bout of volatility roiled the lowest subprime mortgage sector, but was limited without effect on market sectors.

By index sector, mortgage-backed securities (MBS) posted the strongest returns among U.S. bond sectors at 3.19% for the semi-annual period ended March 31, 2007, despite some volatility during the period. Investment-grade corporates returned 2.86%, as solid fundamentals offset increasing event risk. CMBS posted returns of 2.65% and 2.53% respectively, according to Lehman Brothers, underpinned by strong technical demand.

Non-U.S. government debt did not fare quite as well as U.S. Treasuries, as several central banks outside of the U.S. began raising interest rates during the period. Global Treasuries (ex-U.S.) hedged into U.S. dollars posted an average return of 1.75% for the semi-annual period (versus 2.18% for U.S. Treasuries). Non-U.S. holdings in the Portfolio included Japan at 3.39%, Sweden at 1.62%, Poland at 4.72% and Mexico at 5.73% (returns hedged into U.S. dollars).

During the semi-annual reporting period, the Portfolio held a neutral to shorter-than-benchmark duration and an underweight position in U.S government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality incremental yield. An underweight position was maintained in investment-grade corporates due to historically tight spreads, a flat yield curve and increased event risk, with the underweight focused in longer maturity corporates which are inherently more vulnerable to event risk. Hedged non-U.S. government bonds were continually employed, which offered an attractive yield over domestic bonds. As such, positions were held in several countries including Japan, Mexico, Sweden, Poland and Norway.

2007 Semi-Annual Report	1

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 3 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on “Updated Fund Performance” at the bottom of any screen.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives, policies, charges, expenses and risks. For a copy of the Fund’s prospectus, which contains this and other information, visit our website at www.bernstein.com and click on “Prospectuses” at the bottom of any screen. You should read the prospectus carefully before investing.

Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Fund’s expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures

Neither of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lipper Intermediate Bond Composite is the equal-weighted average returns of the funds in the relevant Lipper Analytical Services category; the average fund in a category may differ in composition from the portfolio. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Bernstein Intermediate Duration Institutional Portfolio: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio invests principally in bonds and other fixed-income securities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

The Portfolio can invest up to 25% of its assets in below-investment-grade (BB or below) bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

The Portfolio can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S. dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

2	Sanford C. Bernstein Fund II, Inc.

Historical Performance

Sanford C. Bernstein Fund II Portfolio vs. Its Benchmark and Lipper Composite

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2007	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional	3.04%	6.58%	—	—	5.11%	May 17, 2002
Lehman Brothers Aggregate Bond Index	2.76%	6.58%	5.35%	6.45%
Intermediate Bond Lipper Composite	2.68%	6.06%	4.73%	5.53%

Taxable Bond Portfolio
Intermediate Duration Institutional
Growth of $25,000

*	The Portfolio’s inception date was May 17, 2002.

The chart shows the growth of $25,000 for the Portfolio and benchmarks from the first month-end after the Portfolio’s inception date, May 31, 2002, through March 31, 2007.

2007 Semi-Annual Report	3

See Historical Performance and Benchmark Disclosures on page 2.

Fund Expenses—March 31, 2007

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2006	ENDING ACCOUNT VALUE MARCH 31, 2007	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Intermediate Duration Institutional Class Shares
Actual	$1,000	$1,030.44	$2.28	0.45%
Hypothetical (5% return before expenses)	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).

4	Sanford C. Bernstein Fund II, Inc.

Portfolio Summary—March 31, 2007 (Unaudited)

Taxable Bond Portfolio
Intermediate Duration Institutional
Security Type Breakdown[1]

[1]	All data are as of March 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time.

2007 Semi-Annual Report	5

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2007 (unaudited)

	Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THRU’S–42.3%
Fixed Rate 30-year–32.4%
Federal Home Loan Mortgage Corp. 4.50%, 8/01/35–11/01/35(a)		$10,794	$10,151,264
7.00%, 2/01/37(a)		12,521	12,909,272
4.50%, TBA		6,020	5,658,800
Federal National Mortgage Association 5.50%, 4/01/33–5/01/36(a)		146,191	144,860,135
5.00%, 2/01/36–3/01/37(a)		22,977	22,218,244
6.50%, 4/01/36–2/01/37(a)		24,794	25,293,714
6.50%, TBA		45,020	45,920,400
Government National Mortgage Association 5.50%, TBA		28,505	28,317,936

			295,329,765

Fixed Rate 15-year–5.4%
Federal National Mortgage Association 5.00%, 4/01/19–3/01/22(a)		24,133	23,836,022
4.50%, 4/01/20–7/01/21(a)		21,817	21,122,864
4.50%, TBA		4,690	4,539,038

			49,497,924

Agency Arms–3.6%
Federal Home Loan Mortgage Corp. 5.693%, 1/01/37(a)(b)		17,463	17,549,133
Federal National Mortgage Association 4.41%, 8/01/34(a)(b)		2,924	2,941,625
5.80%, 3/01/36(a)(b)		3,456	3,494,613
5.487%, 5/01/36(a)(b)		974	981,266
5.931%, 6/01/36(a)(b)		2,485	2,503,361
5.725%, 1/01/37(a)(b)		5,293	5,328,579

			32,798,577

Non-agency Arms–0.9%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2 Class 1A4 5.109%, 5/25/35(a)(b)		3,577	3,553,251
Indymac Index Mortgage Loan Trust Series 2006-AR7 Class 4A1 6.251%, 5/25/36(a)(b)		1,888	1,909,930
Residential Funding Mortgage Securities I, Inc. Series 2005-SA3 Class 3A 5.236%, 8/25/35(a)(b)		2,332	2,324,611

			7,787,792

Total Mortgage Pass-Thru’s (cost $385,797,698)			385,414,058

NON-US DOLLAR–12.3%
Government-related—Sovereigns–10.7%
Japan Government 0.80%, 2/15/09(a)	JPY	3,185,000	27,028,417
0.70%, 6/20/10(a)		3,744,400	31,466,909

	Principal Amount (000)		U.S. $ Value

Mexico 8.00%, 12/24/08–12/19/13(a)	MXN	211,240	19,557,225
9.00%, 12/20/12(a)		36,680	3,565,569
Sweden (Kingdom of) 5.00%, 1/28/09(a)	SEK	54,450	7,960,704
5.25%, 3/15/11(a)		56,430	8,467,571

			98,046,395

Inflation-linked Securities–1.6%
Japan Government .80%, 9/10/15(a)	JPY	1,743,480	14,434,310

Total Non-US Dollar (cost $110,849,082)			112,480,705

CORPORATES—INVESTMENT GRADE–10.8%
Financial Institutions–3.0%
Banking–1.7%
Barclays Bank PLC 8.55%, 9/29/49(a)(b)(c)		$1,400	$1,567,706
BK Tokyo-Mitsub UFJ NY 7.40%, 6/15/11(a)		280	303,675
BOI Capital Funding Number 2 5.571%, 2/01/49(a)(c)		300	293,064
Citigroup, Inc. Subordinated Note 5.00%, 9/15/14(a)		3,671	3,583,850
Mitsubishi UFG Capital Finance 1, Ltd. 6.346%, 7/29/49(a)		615	628,199
RBS Capital Trust III 5.512%, 9/29/49(a)(b)		1,950	1,918,576
Resona Bank, Ltd. 5.85%, 9/29/49(a)(c)		240	238,827
Resona Preferred Global Securities 7.191%, 12/29/49(a)(b)(c)		450	475,320
Sumitomo Mitsui Banking Corp. 5.625%, 7/29/49(a)(b)(c)		410	403,857
The Huntington National Bank Senior Note 4.375%, 1/15/10(a)		980	956,821
UBS Preferred Funding Trust I 8.622%, 10/29/49(a)		1,295	1,431,404
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)		500	538,591
Wachovia Capital Trust III 5.80%, 8/29/49(a)		1,230	1,244,669
Wells Fargo & Co. Senior Note 4.20%, 1/15/10(a)		975	953,891
Zions Bancorporation 5.50%, 11/16/15(a)		820	806,077

			15,344,527

6	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Brokerage–0.2%
The Goldman Sachs Group, Inc. 4.75%, 7/15/13(a)	$670	$645,750
5.125%, 1/15/15(a)	800	778,976

		1,424,726

Finance Companies–0.5%
American General Finance Corp. Medium-Term Note 4.625%, 5/15/09(a)	2,200	2,172,300
Countrywide Home Loans, Inc. Medium-Term Note, Series L 4.00%, 3/22/11(a)	1,400	1,327,123
HSBC Finance Corp. 7.00%, 5/15/12(a)	580	622,431
iStar Financial, Inc. Senior Note 5.15%, 3/01/12(a)	600	588,578

		4,710,432

Insurance–0.6%
Assurant, Inc. 5.625%, 2/15/14(a)	650	649,506
Humana, Inc. Senior Note 6.30%, 8/01/18(a)	700	712,973
Liberty Mutual Group 5.75%, 3/15/14(a)(c)	855	852,668
MetLife, Inc. 5.00%, 11/24/13(a)	780	772,331
WellPoint, Inc. 3.75%, 12/14/07(a)	388	383,671
Zurich Capital Trust I 8.376%, 6/01/37(a)(c)	1,740	1,816,925

		5,188,074

		26,667,759

Industrial–6.5%
Basic Industry–0.5%
International Paper Co. 5.30%, 4/01/15(a)	1,040	997,490
International Steel Group, Inc. 6.50%, 4/15/14(a)	1,065	1,108,931
Ispat Inland ULC 9.75%, 4/01/14(a)	600	662,173
The Dow Chemical Co. 7.375%, 11/01/29(a)	150	166,944
Union Carbide Corp. Debenture 7.75%, 10/01/96(a)	735	783,331
Westvaco Corp. 8.20%, 1/15/30(a)	390	429,179
Weyerhaeuser Co. 5.95%, 11/01/08(a)	845	852,391

		5,000,439

	Principal Amount (000)	U.S. $ Value

Capital Goods–0.4%
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(a)(c)	$1,170	$1,347,372
Textron Financial Corp. 4.125%, 3/03/08(a)	945	935,895
Tyco International Group, SA 6.00%, 11/15/13(a)	1,045	1,098,496

		3,381,763

Communications—Media–1.1%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	455	467,684
BSKYB Finance United Kingdom PLC 5.625%, 10/15/15(a)(c)	1,200	1,189,970
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	1,020	1,324,564
Comcast Corp. 5.30%, 1/15/14(a)	1,040	1,025,957
Cox Enterprises, Inc. 4.375%, 5/01/08(a)(c)	1,155	1,136,968
News America Holdings, Inc. 9.25%, 2/01/13(a)	890	1,055,769
News America, Inc. 6.55%, 3/15/33(a)	665	680,032
R. R. Donnelley & Sons Co. 4.95%, 4/01/14(a)	485	455,726
Time Warner Entertainment Co. Senior Debenture 8.375%, 3/15/23(a)	1,735	2,050,888
WPP Finance Corp. 5.875%, 6/15/14(a)	750	759,139

		10,146,697

Communications—Telecommunications–2.3%
AT&T Corp. 7.30%, 11/15/11(a)	1,110	1,204,967
8.00%, 11/15/31(a)	345	426,347
CenturyTel, Inc. 5.00%, 2/15/15(a)	1,641	1,529,443
6.875%, 1/15/28(a)	1,125	1,101,009
Embarq Corp. 6.738%, 6/01/13(a)	150	154,859
7.082%, 6/01/16(a)	2,465	2,513,178
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	1,620	1,772,632
8.75%, 3/01/31(a)	915	1,180,298
Sprint Capital Corp. 8.375%, 3/15/12(a)	4,085	4,557,753
Telecom Italia Capital 4.00%, 11/15/08–1/15/10(a)	3,165	3,067,002
6.375%, 11/15/33(a)	270	254,652
Verizon Global Funding Corp. 4.90%, 9/15/15(a)	890	853,133
Verizon New Jersey, Inc. Debenture 5.875%, 1/17/12(a)	1,195	1,221,121
Vodafone Group PLC 5.50%, 6/15/11(a)	1,650	1,667,756

		21,504,150

2007 Semi-Annual Report	7

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical—Automotive–0.1%
DaimlerChrysler North America Corp. 4.875%, 6/15/10(a)	$540	$534,520

Consumer Cyclical—Other–0.5%
Centex Corp. 5.45%, 8/15/12(a)	568	548,012
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	1,474	1,584,034
7.375%, 11/15/15(a)	1,409	1,468,467
Toll Brothers Finance Corp. 6.875%, 11/15/12(a)	715	732,091

		4,332,604

Consumer Non-Cyclical–0.7%
Altria Group, Inc. 7.75%, 1/15/27(a)	1,300	1,553,772
Cadbury Schweppes Finance 5.125%, 10/01/13(a)(c)	1,670	1,615,814
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	235	254,393
Kraft Foods, Inc. 5.25%, 10/01/13(a)	675	665,148
Safeway, Inc. 4.125%, 11/01/08(a)	548	538,938
6.50%, 3/01/11(a)	360	374,028
Wyeth 5.50%, 2/01/14(a)	1,036	1,042,310

		6,044,403

Energy–0.3%
Amerada Hess Corp. 7.875%, 10/01/29(a)	691	797,075
Tengizchevroil Finance Co. 6.124%, 11/15/14(a)(c)	405	402,975
Valero Energy Corp. 6.875%, 4/15/12(a)	1,255	1,336,444

		2,536,494

Technology–0.6%
Cisco Systems, Inc. 5.25%, 2/22/11(a)	630	633,077
Electronic Data Systems Corp. 6.50%, 8/01/13(a)	2,494	2,547,993
International Business Machines Corp. Medium-Term Note 4.375%, 6/01/09(a)	365	360,879
Motorola, Inc. 7.625%, 11/15/10(a)	115	123,410
7.50%, 5/15/25(a)	200	219,488
6.50%, 9/01/25(a)	1,215	1,198,124
Oracle Corp. 5.25%, 1/15/16(a)	895	882,562

		5,965,533

		59,446,603

	Principal Amount (000)	U.S. $ Value

Utilities–1.3%
Electric–1.2%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	$1,160	$1,230,442
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	610	603,600
Exelon Corp. 6.75%, 5/01/11(a)	1,525	1,588,643
FirstEnergy Corp. 6.45%, 11/15/11(a)	1,440	1,509,352
7.375%, 11/15/31(a)	1,525	1,732,501
MidAmerican Energy Holdings Co. Senior Note 5.875%, 10/01/12(a)	420	432,402
NiSource Finance Corp. 7.875%, 11/15/10(a)	605	655,719
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	985	955,111
Progress Energy, Inc. 7.10%, 3/01/11(a)	427	455,815
Public Service Co. of Colorado 7.875%, 10/01/12(a)	420	472,882
SPI Electricity & Gas Australia Holdings Pty, Ltd. 6.15%, 11/15/13(a)(c)	1,150	1,187,680

		10,824,147

Natural Gas–0.1%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	370	399,711
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	600	598,630

		998,341

		11,822,488

Total Corporates—Investment Grade (cost $97,883,611)		97,936,850

U.S. TREASURIES–8.2%
United States Treasury Bonds 4.50%, 2/15/36(a)(d)	31,820	30,000,278
8.75%, 5/15/17(a)	26,305	34,773,974
United States Treasury Notes 4.875%, 5/31/11(a)	9,435	9,552,201

Total U.S. Treasuries (cost $73,648,222)		74,326,453

COMMERCIAL MORTGAGE BACKED SECURITIES–7.3%
Non-agency Fixed Rate CMBS–7.3%
Banc America Commercial Mortgage, Inc. Series 2001-PB1 Class A2 5.787%, 5/11/35(a)	1,707	1,744,388
Series 2004-4 Class A3 4.128%, 7/10/42(a)	1,925	1,881,082
Series 2004-6 Class A2 4.161%, 12/10/42(a)	2,590	2,528,877

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-T18 Class A4 4.933%, 2/13/42(a)	$2,635	$2,569,252
Credit Suisse Mortgage Capital Certificates Series 2006-C3 Class A3 5.827%, 6/15/38(a)	2,385	2,472,963
CS First Boston Mortgage Securities Corp. Series 2003-CK2 Class A2 3.861%, 3/15/36(a)	1,695	1,666,439
Series 2004-C1 Class A4 4.75%, 1/15/37(a)	1,030	999,928
Series 2005-C1 Class A4 5.014%, 2/15/38(a)	2,175	2,132,408
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class A3FX 4.863%, 7/10/45(a)	2,395	2,374,586
Greenwich Capital Commercial Funding Corp. Series 2003-C1 Class A4 4.111%, 7/05/35(a)	2,035	1,919,710
Series 2003-C2 Class A3 4.533%, 1/05/36(a)	1,010	988,551
Series 2005-GG3 Class A2 4.305%, 8/10/42(a)	2,645	2,589,140
GS Mortgage Securities Corp. II Series 2004-GG2 Class A6 5.396%, 8/10/38(a)	2,015	2,028,333
JPMorgan Chase Commercial Mortgage Securities Series 2004-C1 Class A2 4.302%, 1/15/38(a)	270	261,418
Series 2005-LDP3 Class A2 4.851%, 8/15/42(a)	2,085	2,064,319
Series 2005-LDP4 Class A2 4.79%, 10/15/42(a)	1,970	1,946,936
Series 2006-CB15 Class A4 5.814%, 6/12/43(a)	2,125	2,202,031
Series 2006-CB14 Class A4 5.481%, 12/12/44(a)	1,380	1,393,289
Series 2006-CB16 Class A4 5.552%, 5/12/45(a)	3,740	3,804,852
Series 2005-LDP1 Class A4 5.038%, 3/15/46(a)	2,665	2,630,435
LB-UBS Commercial Mortgage Trust Series 2004-C4 Class A4 5.133%, 6/15/29(a)	3,925	3,970,895
Series 2004-C8 Class A2 4.201%, 12/15/29(a)	2,025	1,978,333
Series 2005-C1 Class A4 4.742%, 2/15/30(a)	1,850	1,786,552
Series 2005-C7 Class A4 5.197%, 11/15/30(a)	1,965	1,948,006
Series 2003-C3 Class A4 4.166%, 5/15/32(a)	3,380	3,195,911
Merrill Lynch Mortgage Trust Series 2005-CKI1 Class A6 5.244%, 11/12/37(a)	1,730	1,728,844

	Principal Amount (000)	U.S. $ Value

Series 2005-MKB2 Class A2 4.806%, 9/12/42(a)	$3,210	$3,179,480
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2 Class A4 5.91%, 6/12/46(a)	2,095	2,189,175
Morgan Stanley Capital I Series 2005-T17 Class A5 4.78%, 12/13/41(a)	2,960	2,863,331
Series 2005-HQ5 Class A4 5.168%, 1/14/42(a)	3,745	3,711,233

Total Commercial Mortgage Backed Securities (cost $66,937,367)		66,750,697

BANK LOANS–5.8%
Non-Investment Grade–5.8%

Financial Institutions–0.4%
Finance–0.1%
Blue Pearl USA, Ltd. 10.11%, 9/30/12	469	473,006
LPL Holdings, Inc. 7.85%, 6/28/13	496	500,801

		973,807

Real Estate Investment Trust–0.3%
Crescent Resources LLC 8.32%, 11/01/12	2,500	2,507,300

		3,481,107

Industrial–5.3%
Basic Industry–0.6%
Blitz 06-103 GMBH 7.625%, 12/04/13(a)	998	1,001,739
Ferro Corp. 8.07%, 6/06/12	678	676,510
Freeport McMoran Copper & Gold 7.105%, 3/15/14	500	500,655
Hexion Specialty 7.875%, 5/04/13	2,487	2,499,165
John Maneely Co. 8.571%, 12/06/13(a)	900	902,475
Tegrant Corp. 10.85%, 2/15/15	300	302,250

		5,882,794

Capital Goods–0.7%
Clarke American Corp. 7.85%, 3/09/14	750	749,535
7.855%, 3/09/14	2,000	1,998,760
Covalence Specialty Materials 8.625%, 5/08/13	748	747,652
Fenwal, Inc. Zero coupon–7.61%, 2/20/14	350	349,750
GPS CCMP Merger Corp. 7.85%, 10/31/13	495	496,856

2007 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Ravago Holding America, Inc. 8.125%, 1/31/14	$500	$500,000
United Subcontractor, Inc. 8.12%, 12/27/12	1,248	1,237,190

		6,079,743

Communications—Media–0.9%
Cablevision Systems Corp. 7.11%, 2/24/13	744	746,273
Cebridge Connections 11.36%, 5/04/15	772	800,249
Charter Communications 7.985%, 4/28/13	2,000	1,994,680
Oceania Cruises, Inc. 8.10%, 12/04/12	750	750,000
Six Flags, Inc. 8.61%, 6/30/09	891	897,334
TDS Investor Corp. 7.85%, 8/22/13	747	752,223
Univision Communications, Inc. 7.61%, 8/15/14	1,000	1,000,000
VTR Globalcom, SA 8.321%, 9/20/13	1,000	1,001,250

		7,942,009

Communications—Telecommunications–0.7%
Cellnet Group, Inc. 7.34%, 7/24/11	350	352,305
9.57%, 7/24/11(a)	500	506,665
Choice One Communications, Inc. 9.375%, 6/28/12	1,000	1,010,000
11.625%, 6/28/12	1,000	1,010,000
Crown Castle Operating Co. 6.82%–6.90%, 2/15/14	500	500,625
Level 3 Financing, Inc. 7.57%, 2/13/14	1,500	1,504,995
Proquest CSA, LLC 8.33%–8.34%, 2/07/14	1,000	1,001,250
Sorenson Communications, Inc. 8.32%, 8/16/13	1,000	1,002,500

		6,888,340

Consumer Cyclical—Automotive–0.5%
Delphi Corp. 8.125%, 12/31/07	1,000	1,005,000
Ford Motor Co. 8.36%, 11/29/13	1,496	1,501,651
General Motors Corp. 7.695%, 12/16/13	750	755,205
Lear Corp. 7.85%, 4/25/12	499	498,625
Visteon Corp. 8.38%, 5/31/13	1,000	1,004,380

		4,764,861

Consumer Cyclical—Other–0.1%
Seminole Tribe of Florida 6.86%, 2/20/14	501	502,868

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical—Retailer–0.1%
Jean Coutu Group, Inc. 7.875%, 7/30/11	$691	$691,237

Consumer Non-Cyclical–0.3%
FHC Health Systems 12.11%, 6/30/08	1,000	1,010,000
HCA, Inc. 7.60%, 11/07/13	1,496	1,509,896
Talecris Biotherapeutics 8.86%–10.50%, 12/06/13(a)	750	752,812

		3,272,708

Energy–0.2%
CDX Gas LLC 10.574%, 3/31/13(a)	1,000	1,015,000
Endeavor 12.36%, 11/01/11	500	512,500

		1,527,500

Service–0.6%
Idearc, Inc. 7.35%, 11/17/14	1,397	1,404,013
On Assignment, Inc. 7.60%, 1/29/13	748	750,930
PGT Industries 8.36%, 2/14/12(a)	659	662,656
Sitel LLC 7.85%, 1/30/14(a)	750	754,223
West Corp. 7.735%–8.11%, 10/18/13	2,250	2,262,465

		5,834,287

Technology–0.5%
Dealer Computer Services, Inc. 7.35%, 10/26/12	1,494	1,497,733
10.85%, 10/26/12	500	511,250
Eastman Kodak Co. 7.57%, 10/18/12	407	408,095
IPC Acquisition Corp. 7.85%, 9/30/13	500	503,750
Marvell Technology Group, Ltd. 7.35%, 11/06/09	497	499,673
Sorenson Communications, Inc. 12.32%, 1/31/14	1,000	1,013,750

		4,434,251

Transportation—Services–0.1%
Oshkosh Truck Corp. 7.35%, 12/06/13(a)	499	500,496

		48,321,094

Utilities–0.1%
Utility—Other–0.1%
GBGH LLC 10.859%, 8/07/13	700	700,000

Total Bank Loans (cost $52,418,091)		52,502,201

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–3.2%
Home Equity Loans—Fixed Rate–0.6%
Citifinancial Mortgage Securities, Inc. Series 2003-1 Class AFPT 3.36%, 1/25/33(a)	$594	$546,158
Credit-Based Asset Servicing & Securities Trust Series 2005-CB7 Class AF2 5.15%, 11/25/35(a)	1,490	1,480,887
Home Equity Mortgage Trust Series 2005-4 Class A3 4.742%, 1/25/36(a)	1,655	1,638,404
Series 2006-1 Class A2 5.30%, 5/25/36(a)	840	839,980
Residential Funding Mortgage Securities II Series 2005-HI2 Class A3 4.46%, 5/25/35(a)	1,100	1,086,393

		5,591,822

Home Equity Loans—Floating Rate–2.4%
Ace Securities Corp. Series 2007-HE2 Class M1 5.64%, 12/25/36(a)(b)	1,700	1,687,284
Asset Backed Funding Certificates Series 2003-WF1 Class A2 6.07%, 12/25/32(a)(b)	654	654,887
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1 Class 1A1 5.47%, 4/25/22(a)(b)	378	377,593
GE-WMC Mortgage Securities LLC Series 2005-2 Class A2B 5.49%, 12/25/35(a)(b)	1,785	1,785,559
Home Equity Asset Trust Series 2007-2 Class M1 5.75%, 7/25/37(a)(b)	4,565	4,565,000
Household Home Equity Loan Trust Series 2005-3 Class A1 5.58%, 1/20/35(a)(b)	1,205	1,206,961
HSI Asset Securitization Corp. Series 2006-0PT2 Class M2 5.71%, 1/25/36(a)(b)	1,515	1,509,758
Master Asset Backed Securities Trust Series 2004-HE1 Class A1 5.72%, 9/25/34(a)(b)	894	896,702
Option One Mortgage Loan Trust Series 2006-3 Class M1 5.55%, 2/25/37(a)(b)	1,200	1,194,060
RAAC Series Series 2006-SP3 Class A1 5.40%, 8/25/36(a)(b)	1,436	1,435,340
Residential Asset Mortgage Products, Inc. Series 2005-RS3 Class AIA2 5.49%, 3/25/35(a)(b)	1,209	1,209,672
Series 2005-RZ1 Class A 2 5.52%, 4/25/35(a)(b)	2,241	2,242,617

	Principal Amount (000)	U.S. $ Value

Saxon Asset Securities Trust Series 2005-4 Class A2B 5.50%, 11/25/37(a)(b)	$1,825	$1,825,285
Specialty Underwriting & Residential Finance Series 2006-BC1 Class A2A 5.40%, 12/25/36(a)(b)	903	903,268

		21,493,986

Other—Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1 Class A2 5.779%, 6/20/31(a)(c)	700	714,252

Other—Floating Rate–0.1%
Cairn Mezz ABS CDO PLC Series 2007-3A Class A2B 5.988%, 8/13/47(a)(b)(c)	975	964,246

Total Asset-Backed Securities (cost $28,830,472)		28,764,306

GOVERNMENT-RELATED—NON-US ISSUERS–2.5%
Sovereigns–2.5%
Russian Federation 5.00%, 3/31/30(a)(c)	13,415	15,212,610
United Mexican States 5.625%, 1/15/17(a)	7,640	7,670,560

Total Government-Related— Non-US Issuers (cost $22,047,223)		22,883,170

EMERGING MARKETS—NON-INVESTMENT GRADE–1.7%
Sovereigns–1.7%
Republic of Brazil 8.25%, 1/20/34(a)	9,865	12,346,047
Republic of Peru 7.35%, 7/21/25(a)	3,157	3,591,088

Total Emerging Markets—Non-Investment Grade (cost $14,563,671)		15,937,135

MORTGAGE CMO’s–1.2%
Agency Adjustable Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5 Class AB4 5.963%, 5/28/35(a)(b)	323	323,718

Non-agency Adjustable Rate–0.8%
Countrywide Alternative Loan Trust Series 2005-62 Class 2A1 5.883%, 12/25/35(a)(b)	1,569	1,569,230
Series 2006-0A14 Class 3A1
5.733%, 11/25/46(a)(b)	3,121	3,110,792
JPMorgan Alternative Loan Trust Series 2006-S1 Class 3A1 5.43%, 3/25/36(a)(b)	879	879,537

2007 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Structured Asset Mortgage Investment, Inc. Series 2004-AR5 Class 1A1 5.65%, 10/19/34(a)(b)	$1,619	$1,620,029
Washington Mutual, Inc. Series 2005-AR2 Class 2A22 5.54%, 1/25/45(a)(b)	300	299,961

		7,479,549

Non-agency Fixed Rate–0.4%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11 Class A4 5.531%, 8/25/36(a)	3,603	3,593,300

Total Mortgage CMOS (cost $11,383,944)		11,396,567

CORPORATES—NON-INVESTMENT GRADE–1.2%
Financial Institutions–0.1%
Insurance–0.1%
Liberty Mutual Group 7.80%, 3/15/37(a)(c)	1,220	1,192,440

Industrial–0.9%
Basic Industry–0.2%
AK Steel Corp. 7.875%, 2/15/09(a)	228	228,000
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(c)	730	698,975
Packaging Corp. of America 5.75%, 8/01/13(a)	790	780,044

		1,707,019

Communications—Media–0.3%
Cablevision Systems Corp. 8.00%, 4/15/12(a)	730	740,950
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	1,575	1,394,359
DirecTV Holdings LLC 6.375%, 6/15/15(a)	705	669,750

		2,805,059

Communications—Telecommunications–0.1%
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	665	684,950
Qwest Corp. 8.875%, 3/15/12(a)	195	215,475

		900,425

Consumer Cyclical—Automotive–0.1%
Ford Motor Credit Co. 6.625%, 6/16/08(a)	1,040	1,036,719

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical—Other–0.1%
MGM MIRAGE 8.375%, 2/01/11(a)	$655	$689,387
Riviera Holdings Corp. 11.00%, 6/15/10(a)	220	229,350

		918,737

Consumer Non-Cyclical–0.0%
Tyson Foods, Inc. 8.25%, 10/01/11(a)	275	301,091

Transportation—Services–0.1%
Hertz Corp. 8.875%, 1/01/14(a)	610	657,275

		8,326,325

Utilities–0.2%
Electric–0.1%
NRG Energy, Inc. 7.25%, 2/01/14(a)	115	117,875
7.375%, 2/01/16(a)	615	631,913

		749,788

Natural Gas–0.1%
The Williams Cos., Inc. 7.875%, 9/01/21(a)	650	715,000

		1,464,788

Total Corporates—Non-Investment Grade (cost $10,958,108)		10,983,553

SHORT-TERM INVESTMENTS–12.5%
Agency Discount Note–0.6%
Federal Home Loan Mortgage Corp. Zero coupon, 5/07/07(e)	5,000	4,975,087

	Shares
Investment Companies–11.9%
AllianceBernstein Fixed Income Shares, Inc.–Government STIF Portfolio(e)(f)	108,450,102	108,450,102

Total Short-Term Investments (cost $113,425,189)		113,425,189

Total Investments—109.0% (cost $988,742,678)(g)		992,800,884

Other assets less liabilities—(9.0)%		(81,948,936)

Net Assets—100%		$910,851,948

12	Sanford C. Bernstein Fund II, Inc.

INTEREST RATE SWAP CONTRACTS
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	24,500	10/28/07	3 month LIBOR†	4.800%	$ 184,823
Lehman Brothers	10,130	11/02/07	3 month LIBOR†	4.814%	78,235
Lehman Brothers	16,000	1/23/08	3 month LIBOR†	4.778%	(90,301)
Lehman Brothers	9,000	12/04/11	3 month LIBOR†	4.850%	55,235

†Interest based on LIBOR (London Interbank Offered Rate).

FORWARD CURRENCY EXCHANGE CONTRACTS
		Contract Amount (000)	U.S. $Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)

Purchase Contracts
Mexican Peso	Settling 4/02/06	259,918	$23,526,274	$23,543,690	$17,416

Sale Contracts
Japanese Yen	Settling 4/27/07	8,586,190	73,199,174	73,152,610	46,564
Mexican Peso	Settling 4/02/07	136,162	12,195,762	12,333,709	(137,947)
Mexican Peso	Settling 4/02/07	123,756	11,087,482	11,209,981	(122,499)
Mexican Peso	Settling 5/02/07	259,918	23,489,067	23,509,534	(20,467)
Swedish Krona	Settling 4/26/07	118,383	17,032,857	16,978,252	54,605

FINANCIAL FUTURES CONTRACTS
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased
U.S. Treasury Notes 5 Yr Futures	178	June 2007	$18,696,079	$18,831,844	$135,765
U.S. Treasury Notes 10 Yr Futures	100	June 2007	10,818,056	10,812,500	(5,556)
U.S. Treasury Bonds Futures	142	June 2007	15,764,630	15,797,500	32,870

Sold
Japan Government Bonds 10 Yr Futures	10	June 2007	11,402,653	11,384,080	18,573

					$ 181,652

(a)	Positions, or portion thereof, with an aggregate market value of $742,437,320 have been segregated to collateralize open forward currency exchange contracts.
(b)	Variable rate coupon, rate shown as of March 31, 2007.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate market value of these securities amounted to $31,311,669 or 3.4% of net assets.
(d)	Represents entire or partial position segregated as collateral for open future contracts.
(e)	Represents entire or partial position segregated as collateral for TBA securities.
(f)	Investment in affiliated money market mutual fund.

(g)	At March 31, 2007, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $8,283,146 and gross unrealized depreciation of investments was $4,224,940, resulting in net unrealized appreciation of $4,058,206 (excluding foreign currency transactions, futures contracts and swap transactions).

Explanation of Abbreviation:

TBA—To Be Announced.

Currency Abbreviations:

JPY—Japanese Yen

MXN—Mexican Peso

SEK—Swedish Krona

See Notes to Financial Statements.

2007 Semi-Annual Report	13

Statement of Assets and Liabilities—March 31, 2007 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS:
Investments in securities at value
Unaffiliated issuers	$884,350,782
Affiliated issuers	108,450,102
Foreign currency at value (a)(b)	463,861
Cash in bank	126,556
Receivables:
Interest	7,058,163
Investment securities sold	4,835,552
Capital shares sold	3,064,539
Appreciation of interest rate swap agreements	318,293
Appreciation of foreign currency contracts	118,585

Total assets	1,008,786,433

LIABILITIES
Payables:
Dividends to shareholders	1,308,497
Investment securities purchased and foreign currency transactions	95,443,816
Capital shares redeemed	273,240
Deferred income on dollar rolls	2,078
Management fee	307,900
Transfer Agent fee	7,099
Margin owed to broker on futures contracts	65,437
Accrued expenses	155,204
Depreciation of interest rate swap agreements	90,301
Depreciation of foreign currency contracts	280,913

Total liabilities	97,934,485

NET ASSETS	$910,851,948

Cost of investments
Unaffiliated issuers	$880,292,576
Affiliated issuers	$108,450,102

SHARES OF CAPITAL STOCK OUTSTANDING	60,285,775

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.11

NET ASSETS CONSIST OF:
Capital stock, at par*	$60,286
Additional paid-in capital	917,952,345
Undistributed net investment income/(excess distributions)	(3,632,161)
Accumulated net realized loss on investments, futures and foreign currency transactions	(7,839,671)
Unrealized appreciation/(depreciation) of:
Investments, futures and swaps	4,467,850
Foreign currency denominated assets and liabilities	(156,701)

$910,851,948

(a) Cost: $465,424. (Note 1)

(b) The amount of U.S. $573 has been segregated to collaterize margin requirement for the open futures contracts at March 31, 2007.

* The Sanford C. Bernstein Fund II, Inc. has authorized 300 million shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

14	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the six months ended March 31, 2007 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest:
Unaffiliated issuers	$20,261,533
Affiliated issuers	1,419,109

Total income	21,680,642

Expenses:
Management fee	2,070,129
Custodian fee	142,526
Transfer Agent fee	12,078
Auditing and tax fees	24,501
Directors’ fees and expenses	19,417
Legal fees	22,515
Registration fees	37,287
Printing fees	11,232
Miscellaneous	1,265

Total expenses	2,340,950
Less: expenses waived and reimbursed by the Adviser	(477,807)

Net expenses	1,863,143

Net investment income	19,817,499

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,565,731
Futures transactions	(347,090)
Foreign currency transactions	1,777,442
Swap transactions	(311,657)

Net realized gain (loss) on investment and foreign currency transactions	2,684,426

Net increase (decrease) in unrealized appreciation/(depreciation) of:
Investments, futures and swaps	3,871,087
Foreign currency denominated assets and liabilities	(1,568,505)

Net increase in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	2,302,582

Net realized and unrealized gain on investment and foreign currency transactions	4,987,008

Net increase in net assets resulting from operations	$24,804,507

See Notes to Financial Statements.

2007 Semi-Annual Report	15

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$19,817,499	$33,233,680
Net realized gain (loss) on investment and foreign currency transactions	2,684,426	(10,566,990)
Increase in unrealized appreciation/(depreciation) of investments, futures, swaps, and foreign currency denominated assets and liabilities	2,302,582	2,610,063

Net increase in net assets resulting from operations	24,804,507	25,276,753

Dividends and distributions to shareholders:
Dividends from net investment income	(22,026,114)	(33,497,511)

Total dividends and distributions to shareholders	(22,026,114)	(33,497,511)

Capital-share transactions:
Net proceeds from sales of shares	177,757,467	289,200,582
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,618,431	9,550,714

Total proceeds from shares sold	184,375,898	298,751,296
Cost of shares redeemed	(34,104,566)	(183,643,506)

Increase in net assets from capital-share transactions	150,271,332	115,107,790

Net increase in net assets	153,049,725	106,887,032

NET ASSETS:
Beginning of period	757,802,223	650,915,191

End of period (a)	$910,851,948	$757,802,223

(a) Includes excess distributions of:	$(3,632,161)	$(1,423,546)

See Notes to Financial Statements.

16	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)		YEAR ENDED 9/30/06		YEAR ENDED 9/30/05	YEAR ENDED 9/30/04	YEAR ENDED 9/30/03	YEAR ENDED 9/30/02(a)
Net asset value, beginning of period	$15.06		$15.25		$15.48	$15.74	$15.44	$15.00	(b)

Income from investment operations:
Investment income, net†	0.36		0.70		0.64	0.60	0.56	0.25
Net realized and unrealized gain (loss) on investments and foreign currency tansactions	0.09		(0.18)		(0.13)	(0.03)	0.41	0.44

Total from investment operations	0.45		0.52		0.51	0.57	0.97	0.69

Less distributions:
Dividends from taxable net investment income	(0.40)		(0.71)		(0.65)	(0.61)	(0.57)	(0.25)
Dividends from net realized gain on investment transactions	0		0		(0.09)	(0.22)	(0.10)	0

Total distributions	(0.40)		(0.71)		(0.74)	(0.83)	(0.67)	(0.25)

Net asset value, end of period	$15.11		$15.06		$15.25	$15.48	$15.74	$15.44

Total return (c)	3.04%		3.53%		3.41%	3.76%	6.44%	4.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$910,852		$757,802		$650,915	$609,248	$464,517	$328,393
Average net assets (000 omitted)	$825,789		$710,128		$611,401	$535,624	$383,604	$237,462
Ratio of expenses to average net assets	0.45%	*	0.45%	(d)	0.45%	0.45%	0.45%	0.45%	*
Ratio of expenses to average net assets before reimbursement	0.57%	*	0.58%	(d)	0.57%	0.58%	0.64%	0.75%	*
Ratio of net investment income to average net assets	4.79%	*	4.68%	(d)	4.16%	3.86%	3.64%	4.37%	*
Portfolio turnover rate	134%		511%		619%	682%	791%	324%

*	Annualized.
†	Based on average shares outstanding.
(a)	Commenced operations on May 17, 2002.
(b)	Prior to the commencement of operations, May 17, 2002, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.), redeemed 1,333 shares representing $16,666 of the Portfolio and made a capital contribution of $16,666 into the Portfolio, adjusting the opening net asset value per share from $12.50 to $15.00.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2007 Semi-Annual Report	17

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”). is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) which commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P., (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid.

18	Sanford C. Bernstein Fund II, Inc.

Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

C.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend.

D.	Futures Contracts

Upon entering into a futures contract, the Portfolio is required to deposit cash or to pledge securities and maintain as collateral on initial margin with the broker equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

E.	Written Options

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, the Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by the Portfolio is reduced by the option premium received. For the six months ended March 31, 2007, the Portfolio had no transactions in written options.

F.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

G.	Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

2007 Semi-Annual Report	19

Notes to Financial Statements (continued)

H.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value. The Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

I.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

J.	Securities Lending

The Portfolio may enter into securities lending transactions. By lending its portfolio securities, the Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of the Portfolio to receive collateral consisting of cash or U.S. government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Fund. Cash collateral received is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities.

K.	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

20	Sanford C. Bernstein Fund II, Inc.

The Portfolio may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

L.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At March 31, 2007, the Portfolio had not entered into any reverse repurchase agreements.

M.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase, the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. The Portfolio and the Adviser have entered into an Expense Limitation Agreement (the “Agreement”), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. For the six months ended March 31, 2007, the aggregate amount of such fee waiver was $477,807.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

2007 Semi-Annual Report	21

Notes to Financial Statements (continued)

C.	Investments in Affiliated issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.–Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2006, through March 31, 2007, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$139,609,835	$106,683,514
U.S. government securities	959,834,970	835,592,158

B.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2007, will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005, were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$33,497,511	$27,390,220
Net long-term capital gains	—	2,316,118

Total distributions paid	$33,497,511	$29,706,338

As of September 30, 2006, the components of accumulated earnings/(deficits) on a tax basis were as follows:

ORDINARY INCOME	LONG TERM CAPITAL GAIN	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$2,830,510	$0	$(10,282,477)	$(1,533,345)	$(8,985,312)

(a)	At September 30, 2006, the Portfolios had capital loss carryforwards of $2,287,616 of which 81,091 expires in the year 2013 and $2,206,525 expires in the year 2014. The Portfolio had deferred post-October losses of $7,994,860.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and mark to market on forward contracts and passive foreign investment companies.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and amortization of organizational expenses.

NOTE 4.	Risks Involved in Investing in the Portfolios

Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor

22	Sanford C. Bernstein Fund II, Inc.

its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE 5.	Risks Involved in Futures and Foreign Currency Contracts

The Portfolio may purchase or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of the Portfolio’s involvement in these financial instruments. To the extent that the Portfolio enters into short futures, losses may be unlimited. The Portfolio participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

The Portfolio may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 6.	Capital-Share Transactions

Share transactions for the period ended March 31, 2007 and the year ended September 30, 2006, were as follows:

	SIX MONTHS ENDED 3/31/07 (UNAUDITED)	YEAR ENDED 9/30/06
Shares sold	11,792,431	19,294,882
Shares issued to shareholders on reinvestment of dividends	438,164	637,902
Shares redeemed	(2,256,199)	(12,295,303)

Net increase in shares outstanding	9,974,396	7,637,481
Shares outstanding at beginning of period	50,311,379	42,673,898

Shares outstanding at end of period	60,285,775	50,311,379

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statements of operations. The Portfolio did not utilize the Facility during the period ended March 31, 2007.

NOTE 8.	Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

2007 Semi-Annual Report	23

Notes to Financial Statements (continued)

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in

24	Sanford C. Bernstein Fund II, Inc.

the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants’ petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

2007 Semi-Annual Report	25

Notes to Financial Statements (continued)

NOTE 9.	Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

26	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*

Chairman

Marc O. Mayer

President

David H. Dievler*

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Shawn Keegan

Vice President

Joran Laird

Vice President

Alison M. Martier

Vice President

Jeffrey Phlegar

Vice President

Greg Wilensky

Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Controller

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue New York, New York 10154

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2007 Semi-Annual Report	27

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on October 31-November 2, 2006. Bernstein Intermediate Duration Institutional Portfolio is the Fund’s sole portfolio and is sometimes referred to as the “Fund” in this section.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. (“Lipper”), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund’s Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer’s evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services to the Fund pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser’s services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund’s Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3.	payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4.	the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7.	the Adviser’s policies and practices regarding allocation of portfolio transactions of the Fund;

8.	portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

9.	fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

10.	information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

11.	the Senior Officer’s evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

28	Sanford C. Bernstein Fund II, Inc.

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser; and

13.	the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s responsiveness to concerns raised by them in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund’s business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these “at no more than cost” reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that no reimbursements had been made to date by the Fund.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund’s compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors also considered the Adviser’s response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation

2007 Semi-Annual Report	29

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser’s representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser’s expenses. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not excessive.

Fall-out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services.

The directors recognized that the Adviser’s profitability would be somewhat lower if the Adviser’s subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Fund as compared to a group of 16 to 15 funds (depending on the year) in its Lipper category selected by Lipper (the “Performance Group”) and as compared to a universe of 183 to 147 funds (depending on the year) in its Lipper category selected by Lipper (the “Performance Universe”) for periods ended June 30, 2006 over the 1- and 3-year and since inception periods (May 2002 inception). The directors also reviewed information prepared by the Adviser showing performance of the Fund as compared to the Lehman Brothers Aggregate Bond Index (the “Index”) for periods ended June 30, 2006 over the year to date, 1- and 3-year and since inception periods. The directors noted that in the Performance Group comparison the Fund was in the 3rd quintile in the 1- and 3-year periods and 4th quintile in the since inception period, and in the Performance Universe comparison the Fund was in the 2nd quintile in the 1- and 3-year periods and 3rd quintile in the since inception period. The comparative information showed that the Fund outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time was satisfactory.

Advisory Fees And Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it which have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar

30	Sanford C. Bernstein Fund II, Inc.

investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment style as the Fund. The directors noted that the fee schedule for the other AllianceBernstein fund had lower breakpoints than the fee schedule in the Fund’s Advisory Agreement. The directors also noted that application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be the same as that in the Fund’s Advisory Agreement.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund’s Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all “no load” funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s at approximate current size contractual effective fee rate of 50 basis points was slightly lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio, which benefits from a cap implemented by the Adviser at a rate that is materially lower than the advisory fee rate, was significantly lower than the medians for the Expense Group and Expense Universe. The directors concluded that the Fund’s expense ratio was highly satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund’s advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoints arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund’s net assets.

2007 Semi-Annual Report	31

The Following Is Not Part of the Shareholders Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/06 ($MIL)
Intermediate Duration Institutional Portfolio	50 bp on first 1 billion 45 bp on the balance	$758.1

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund’s gross expense ratio as of the Fund’s most recent semi-annual period:

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO[4]	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.57%	September 30

ADVISORY	FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The

1 It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31–November 2, 2006.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

4 Annualized.

32	Sanford C. Bernstein Fund II, Inc.

fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these costs are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2006 net assets.

FUND	NET ASSETS 09/30/06 ($MIL)	ALLIANCEB ERNSTEIN (“AB”) INSTITUTIONAL FEE S CHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	$758.1	U.S. Core Plus Schedule 40 bp on first $20 million 25 bp on next $80 million 20 bp on next $100 million 15 bp on the balance Minimum account size $20 m	0.174%	0.500%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is set forth below:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on first $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

5 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

2007 Semi-Annual Report	33

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed advisory fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE[8]	LIPPER EXPENSE GROUP MEDIAN	RANK
Intermediate Duration Institutional Portfolio	0.500	0.509	8/16

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

FUND	EXPENSE RATIO (%)	LIPPER EXPENSE GROUP MEDIAN (%)	RANK	LIPPER EXPENSE UNIVERSE MEDIAN (%)	RANK
Intermediate Duration Institutional Portfolio	0.450	0.623	2/16	0.654	19/126

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.10

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2005, relative to 2004.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual

6 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7 The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

8 The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the contractual management fee.

9 Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

10 Note the Fund’s total expense ratio is lower than the Fund’s contractual management fee, which is the result of the Fund’s expense limitation undertaking.

34	Sanford C. Bernstein Fund II, Inc.

fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1 and 3 year performance returns and rankings of the Fund11 relative to the Fund’s Lipper Performance Group (“PG”)12 and Lipper Performance Universe (“PU”) for the periods ended June 30, 2006.13

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO	FUND RETURN	PG MEDIAN	PU MEDIAN	PG RANK	PU RANK
1 year	(0.35)	(0.36)	(0.80)	9/16	49/183
3 year	2.34	2.32	2.04	8/15	50/157

Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold) versus its benchmark:14

	Periods Ending June 30, 2006 Annualized Performance (%)
FUNDS	1 YEAR	3 YEAR	SINCE INCEPTION
Intermediate Duration Institutional Portfolio	(0.35)	2.34	4.38
Lehman Brothers Aggregated Bond Index	(0.81)	2.05	4.21

CONCLUSION

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006

11 It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

12 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU. In addition to outliers, funds with negative management fees are excluded from EUs but not necessarily from PUs.

13 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

14 The Adviser provided fund and benchmark performance return information for periods through June 30, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception returns goes back through the Fund’s actual inception date.

2007 Semi-Annual Report	35

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0307

ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:    May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:    May 30, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:    May 30, 2007

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